Exhibit 10.11

JOINDER AND FIRST AMENDMENT
TO
SECURITY AGREEMENT

THIS JOINDER AND FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”), dated effective as of the Original Issue Date (as defined in the New Notes (as defined below)) (the “Effective Date”), is made by and among SONDORS Inc., a Delaware corporation (the “Company”), each such holder of New Notes (the “New Secured Parties”), and Falcon Capital Partners Limited (the “Agent”).

RECITALS :

A. The Company, the Agent and the holders (the “Existing Secured Parties”) of those certain 10% Senior Secured Original Issue Discount Convertible Notes with an original issue date of August 16, 2022 and September 1, 2022 issued by the Company in favor of the Existing Secured Parties (the “Original Notes”) previously entered into that certain Security Agreement dated effective as of August 16, 2022 or September 1, 2022, as the case may be, by and among the Company, the Agent and the Existing Secured Parties (the “Security Agreement”).

B. The Company and the Agent desire to amend the Security Agreement in accordance with Section 16(c) of the Security Agreement by adding a definition of Notes to include the Original Notes and those certain 10% Senior Secured Original Issue Discount Convertible Notes with an original issue date of December 2022 to be issued by the Company in favor of the New Secured Parties (the “New Notes”).

C. By executing this Amendment, each New Secured Party shall join the Security Agreement, as amended by this Amendment, as a “Secured Party” thereunder.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Security Agreement.

2. Amendment to Security Agreement. Section 1 of the Security Agreement is hereby amended by inserting the following new defined term in the appropriate alphabetical order:

““Notes” means, collectively, those certain (i) 10% Senior Secured Original Issue Discount Convertible Notes dated August 16, 2022 issued by the Company in favor of the holders party thereto, (ii) 10% Senior Secured Original Issue Discount Convertible Notes dated September 1, 2022 issued by the Company in favor of the holders party thereto and (iii) 10% Senior Secured Original Issue Discount Convertible Notes dated December 2022 issued by the Company in favor of the holders party thereto.”

3. Joinder of New Secured Parties. Each New Secured Party, by its signature below, hereby (a) agrees to become a “Secured Party” under the Security Agreement, as amended by this Amendment, with the same force and effect as if originally named therein as a “Secured Party”, (b) agrees to all of the terms and provisions of the Security Agreement, as amended by this Amendment, applicable to it as a “Secured Party” thereunder and (c) ratifies any and all financing statements or amendments previously filed by the Agent in any jurisdiction in connection with the Security Agreement, as amended by this Amendment, or the transactions contemplated thereby.

4. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the receipt by the Company and the Agent of an original (or electronic copy) of this Amendment duly authorized, executed and delivered by the New Secured Parties.

5. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Security Agreement are intended or implied and in all other respects the Security Agreement is hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of a conflict between the terms of this Amendment, on the one hand, and the Security Agreement, on the other hand, the terms of this Amendment shall control.

6. Further Assurances. Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Amendment, including delivery of a copy of the form of Security Agreement to each New Secured Party.

7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

8. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of California (without giving effect to principles of conflict of laws).

9. Counterparts. This Amendment and any notices delivered under this Amendment may be executed by means of (a) an electronic signature, including by means of DocuSign; (b) an original manual signature; or (c) a faxed, scanned or photocopied manual signature. Each electronic signature or faxed, scanned or photocopied manual signature shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature. This Amendment and any notices delivered under this Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Amendment and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this Amendment or notice.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder and First Amendment to Security Agreement to be duly executed effective as of the Effective Date.

COMPANY:	SONDORS Inc., a Delaware corporation

By:
Storm Sondors, CEO and Secretary

	Address:	23823 Malibu Road, Suite 50 #129
Malibu, CA 90265
	Email:	storm@sondors.com

AGENT:	Falcon Capital Partners Limited

By:
Wil Rondini, President

	Address:	Room 501, the Lucky Building
39 Wellington Street
Central, Hong Kong
	Email:	wil@falcon-capital.com

[SIGNATURE PAGE OF NEW SECURED PARTIES FOLLOWS]

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SIGNATURE PAGE OF NEW SECURED PARTIES TO SONDORS INC.

JOINDER AND FIRST AMENDMENT

TO

SECURITY AGREEMENT

Name of New Secured Party:

Signature of New Secured Party (or Authorized Signatory if an entity):

Name of Authorized Signatory (if an entity):

Title of Authorized Signatory (if an entity):

Address of New Secured Party:

Email Address of New Secured Party:

Facsimile Number of New Secured Party:

Dated: Effective as of the Effective Date.

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